As filed with the Securities and Exchange Commission on February 14, 2017
Registration No. 333-214536
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Mid-Con Energy Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	45-2842469
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)
2431 East 61st Street, Suite 850, Tulsa, Oklahoma 74136
(918) 743-7575
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Charles L. McLawhorn, III
Mid-Con Energy GP, LLC
2431 East 61st Street, Suite 850
Tulsa, Oklahoma 74136
(918) 743-7575
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:
William J. Cooper
Courtney Cochran Butler
Andrews Kurth Kenyon LLP
1350 I Street, NW, Suite 1100
Washington, D.C. 20005
(202) 662-2700

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	Accelerated filer
Non-accelerated filer	(Do not check if a smaller reporting company) Smaller reporting company
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
Mid-Con Energy Partners, LP is filing this pre-effective Amendment No. 1 on Form S-3/A to the Registration Statement on Form S-3 (Registration No. 333-214536), originally filed on November 9, 2016 (the “Registration Statement”), as an exhibit-only filing to file (i) the Opinion of Andrews Kurth Kenyon LLP filed herewith as Exhibit 5.1 (the “Opinion”) and (ii) an updated consent of Grant Thornton LLP, filed herewith as Exhibit 23.2. Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page to the Registration Statement, the exhibit index, the Opinion filed herewith as Exhibit 5.1 and the consent filed herewith as Exhibit 23.2. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

Exhibit
1.1***	Form of Underwriting Agreement.
3.1
Certificate of Limited Partnership of Mid-Con Energy Partners, LP (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.2
First Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.3
First Amendment to First Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated August 11, 2016 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on August 16, 2016).

3.4
Certificate of Formation of Mid-Con Energy GP, LLC (incorporated by reference to Exhibit 3.4 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.5
Second Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC, dated as of January 24, 2017 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on January 25, 2017).

4.1
Registration Rights Agreement, dated August 11, 2016, by and among Mid-Con Energy Partners, LP and the Purchasers named therein (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on August 16, 2016).

5.1**	Opinion of Andrews Kurth Kenyon LLP as to the legality of the securities being registered
8.1*	Opinion of Andrews Kurth Kenyon LLP relating to tax matters
23.1*	Consent of Cowley, Gillespie & Associates, Inc.
23.2**	Consent of Grant Thornton LLP
23.3**	Consent of Andrews Kurth Kenyon LLP (included in Exhibit 5.1)
24.1*	Powers of Attorney

*    Previously filed.
**    Filed herewith.

***	To be filed by amendment or incorporated by reference in connection with the offering of a particular class or series of securities.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma.

Date: February 14, 2017
MID-CON ENERGY PARTNERS, LP

By: Mid-Con Energy GP, LLC its general partner

	By:	/s/ Charles L. McLawhorn, III
Charles L. McLawhorn, III
Vice President, General Counsel & Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title	Date
*	Executive Chairman of the Board of Directors	February 14, 2017
Charles R. Olmstead
*	President, Chief Executive Officer and Director (Principal Executive Officer)	February 14, 2017
Jeffrey R. Olmstead
*	Vice President and Chief Financial Officer (Principal Financial Officer)	February 14, 2017
Matthew R. Lewis
*	Chief Accounting Officer (Principal Accounting Officer)	February 14, 2017
Sherry L. Morgan
*	Director	February 14, 2017
Peter A. Leidel
*	Director	February 14, 2017
Cameron O. Smith
*	Director	February 14, 2017
Peter Adamson III
*	Director	February 14, 2017
C. Fred Ball Jr.
/s/ Wilkie Colyer	Director	February 14, 2017
Wilkie Colyer

*By:    /s/ Charles L. McLawhorn, III
Charles L. McLawhorn, III, Attorney-in-fact

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INDEX TO EXHIBITS

Exhibit
1.1***	Form of Underwriting Agreement.
3.1
Certificate of Limited Partnership of Mid-Con Energy Partners, LP (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.2
First Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.3
First Amendment to First Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated August 11, 2016 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on August 16, 2016).

3.4
Certificate of Formation of Mid-Con Energy GP, LLC (incorporated by reference to Exhibit 3.4 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.5
Second Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC, dated as of January 24, 2017 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on January 25, 2017).

4.1
Registration Rights Agreement, dated August 11, 2016, by and among Mid-Con Energy Partners, LP and the Purchasers named therein (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on August 16, 2016).

5.1**	Opinion of Andrews Kurth Kenyon LLP as to the legality of the securities being registered
8.1*	Opinion of Andrews Kurth Kenyon LLP relating to tax matters
23.1*	Consent of Cowley, Gillespie & Associates, Inc.
23.2**	Consent of Grant Thornton LLP
23.3**	Consent of Andrews Kurth Kenyon LLP (included in Exhibit 5.1)
24.1*	Powers of Attorney
Exhibit

*    Previously filed.
**    Filed herewith.
***    To be filed by amendment or as an exhibit to a Current Report on Form 8-K.

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